UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2022 (the “Signing Date”), Lottery.com Inc. (the “Company”) entered into a Term Sheet (the “Term Sheet”), with Woodford Eurasia Assets Ltd. (“Woodford”).

The Term Sheet provides for a $2.5 million convertible loan (the “Initial Loan”) to be funded no later than five business days following the fulfillment of its conditions, such as, the receipt of the Director Resignations (as defined below) and appointment of two new members of the Board and an interim chief executive officer of the Company.

In lieu of interest accruing on the Initial Loan, the Company will issue warrants to Woodford (the “Lender Warrants”). The Lender Warrants will be equal to 15% of issued and outstanding equity of the Company at a strike price with a 25% discount to the average closing price of a share of Company common stock for the ten trading days prior to the initial funding date of the Initial Loan.

The Term Sheet also contemplates an additional convertible loan or another investment instrument (the “Expansion Capital”) in a principal amount of up to $50.0 million (the “Accordion”). The Expansion Capital is subject to agreement on terms and other customary conditions, including satisfactory due diligence and negotiation of definitive documentation and, in the case of the Expansion Capital, obtaining commitments therefor.

To facilitate the Company investment program, it is progressing both Initial Loan and Expansion Capital funding in parallel.

The Term Sheet also requires the resignation of each member of the Company’s board of directors (the “Board”) on the terms and conditions as described therein, other than Richard Kivel who will serve as Chairman of the Board of Directors.

On September 2, 2022, Lisa M. Borders, Steven M. Cohen and William C. Thompson, Jr. each resigned as a member of the Board of the Company and any committees. On September 8, 2022, Lawrence Anthony DiMatteo III resigned as a member of the Board of the Company and any committees. All resignations were effective immediately (the “Director Resignations”).

Woodford will nominate two new directors to the Board and they will then be appointed by the remaining director in accordance with the Bylaws of the Company and applicable law. The new Board will then appoint a new interim chief executive officer and chair of the Audit Committee of the Board, in each case, chosen from candidates proposed by the Board of Directors.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 9, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of such Director Resignations, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board to be comprised of Independent Directors as defined in Rule 5605(a)(2), and Nasdaq Listing Rule 5605(c)(2), which requires the Audit Committee of the Board to consist of at least three members, each of whom is an independent director under the Nasdaq Listing Rules and who meets heightened independence standards for Audit Committee members.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On September 2, 2022, Lisa M. Borders, a member of the Board, the Chair of the Nominating and Governance Committee, a member of the Compensation Committee, and a member of the Audit Committee, notified the Board of her resignation from the Board, effective immediately. Ms. Borders indicated that her decision to resign was related to recent Board practices (the “Borders Resignation Letter”).

The foregoing description of Ms. Borders’ resignation is qualified in its entirety by reference to the text of the Borders Resignation Letter filed as Exhibit 17.1 and incorporated herein by reference.

Also on September 2, 2022, Steven M. Cohen, a member and co-Chair of the Board and a member of the Audit Committee, notified the Board of his resignation from the Board, effective immediately. Mr. Cohen indicated that his decision to resign was related to recent Board practices (the “Cohen Resignation Letter”).

The foregoing description of Mr. Cohen’s resignation is qualified in its entirety by reference to the text of the Cohen Resignation Letter filed as Exhibit 17.2 and incorporated herein by reference.

Also on September 2, 2022, William C. Thompson, Jr., a member of the Board, the Chair of the Audit Committee and a member of the Compensation Committee, notified the Board of his resignation from the Board, effective immediately. Mr. Thompson indicated that his decision to resign was related to recent Board practices (the “Thompson Resignation Letter”).

The foregoing description of Mr. Thompson’s resignation is qualified in its entirety by reference to the text of the Thompson Resignation Letter filed as Exhibit 17.3 and incorporated herein by reference.

On September 8, 2022, Lawrence Anthony “Tony” DiMatteo III, a member of the Board, notified the Board of his resignation from the Board, effective immediately. Mr. DiMatteo indicated that his decision to resign was pursuant to the Term Sheet described herein (the “DiMatteo Resignation Letter”).

The foregoing description of Mr. DiMatteo’s resignation is qualified in its entirety by reference to the text of the DiMatteo Resignation Letter filed as Exhibit 17.4 and incorporated herein by reference.

Effective upon Ms. Borders’, Mr. Cohen’s, Mr. Thompson’s and Mr. DiMatteo’s resignations, the size of the Board will be reduced from five members to one member. The Company is working diligently to identify and appoint new independent directors as soon as practicable.

Resignation of Chief Legal Officer and Chief Operating Officer

On September 5, 2022, Kathryn Lever, the Chief Legal Officer (“CLO”), Chief Operating Officer (“COO”) and Secretary of the Company, provided a notice of resignation as CLO, COO and Secretary of the Company, its wholly owned subsidiary, AutoLotto, Inc., and all of its other subsidiaries and affiliates.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with Nasdaq Listing Rules, including the identification of new independent Board members, the Company’s ability to become current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
17.1	Resignation Letter of Lisa M. Borders, dated September 2, 2022
17.2	Resignation Letter of Steven M. Cohen, dated September 2, 2022
17.3	Resignation Letter of William C. Thompson, Jr., dated September 2, 2022
17.4	Resignation Letter of Lawrence Anthony “Tony” DiMatteo III, dated September 8, 2022
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Harry Dhaliwal
Name:	Harry Dhaliwal
Title:	Interim Chief Financial Officer

Date: September 9, 2022

4